UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2008

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 20, 2008, Ramco-Gershenson Properties Trust (the "Trust") issued a press release announcing its financial results for the three months and year ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.01     Regulation FD Disclosure.

On February 20, 2008, the Trust made available on its website a quarterly financial supplement containing financial and operating statistics for the three months and year ended December 31, 2007. A copy of the quarterly financial supplement is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit	Description

99.1	Press release, dated February 20, 2008, entitled "Ramco-Gershenson Properties Trust Reports Results for Fourth Quarter and Year-End 2008, Outlines 2008 Business Plan and Provides Per Share FFO."

99.2	Ramco-Gershenson Properties Trust quarterly financial supplement for the three months and year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date:	February 21, 2008	By:	/s/ Richard J. Smith
Richard J. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated February 20, 2008, entitled “Ramco-Gershenson Properties Trust Reports Results for Fourth Quarter and Year-End 2008, Outlines 2008 Business Plan and Provides Per Share FFO.”

99.2	Ramco-Gershenson Properties Trust quarterly financial supplement for the three months and year ended December 31, 2007.